EX-32.1 10 exh32-1.htm EXHIBIT 32.1

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven B. Solomon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Citadel Security Software, Inc. on Form 10-KSB for the fiscal year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on 10-KSB fairly presents in all material respects the financial condition and results of operations of Citadel Security Software Inc.

/s/ STEVEN B. SOLOMON
Steven B. Solomon
Chief Executive Officer

March 31, 2005

I, Richard Connelly, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Citadel Security Software, Inc. on Form 10-KSB for the fiscal year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on 10-KSB fairly presents in all material respects the financial condition and results of operations of Citadel Security Software Inc.

/s/ RICHARD CONNELLY
Richard Connelly
Chief Financial Officer

March 31, 2005